SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                           ______________


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  May 24, 1995



                        CARNIVAL CORPORATION
         (Exact name of registrant as specified in charter)



   Republic of Panama                1-9610                  59-1562976
     (State or other               (Commission              (IRS Employer
     jurisdiction of               File Number)           Identification No.)
     incorporation)



3655 N.W. 87th Avenue, Miami, Florida                     33178-2428
     (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code (305) 599-2600



                                 N/A
    (Former name or former address, if changed since last report)

   Item 7.     Financial Statements and Exhibits.

   (c)         Exhibits:

          The exhibits listed below relate to the
   Registration Statement (No. 33-50947) on Form S-3 of the
   Registrant and are filed herewith for incorporation by reference in such Registration Statement.


   Exhibit Number
   (Referenced to
   Item 601 of
   Regulation S-K)       Description of Exhibit
   ---------------       ----------------------


   1                     Underwriting Agreement dated May 17,
                         1995 between the Registrant and
                         Merrill Lynch, Pierce, Fenner & Smith
                         Incorporated.



   4 Officers' Certificate dated May 24, 1995 pursuant to Section 3.1 of the Indenture, which has attached thereto as an Exhibit a form of 7.05% Note Due May 15, 2005 of the Registrant.

                         Signatures

          Pursuant to the requirements of the Securities
   Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

   Date:  May 26, 1995

                    CARNIVAL CORPORATION


                    By: /s/ Howard S. Frank
                       --------------------------
                       Howard S. Frank
                       Vice Chairman, Senior Vice
                       President - Finance,
                       Chief Financial and
                       Accounting Officer

                        EXHIBIT INDEX




Exhibit number
(Referenced to
Item 601 of
Regulation S-K)       Description of Exhibit          Sequential Page Number
- ---------------       ----------------------          ----------------------

      1            Underwriting Agreement dated
                   May 17, 1995 between the
                   Registrant and Merrill Lynch,
                   Pierce, Fenner & Smith
                   Incorporated

      4            Officers' Certificate dated
                   May 24, 1995 pursuant to
                   Section 3.1 of the Indenture,
                   which has attached thereto as
                   an Exhibit a form of 7.05%
                   Note Due May 15, 2005 of the
                   Registrant.